UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): November 30, 2015

WestRock Company

(Exact name of registrant as specified in charter)

Delaware	001-37484	47-3335141
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

501 South 5th Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 444-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

WestRock Company (the “Company”) is merging its 401(k) plans and changing the recordkeeper for the Company’s 401(k) plan. As a result of this merger and change in recordkeeper, a conversion period is necessary to transition account and 401(k) plan records. On November 23, 2015, the plan administrator of the 401(k) plans sent notice to participants in the 401(k) plans informing them that the 401(k) plans would be merging and changing its recordkeeper. The notice also stated that while this conversion is being made, participants in the 401(k) plans would not be able to access their accounts to direct or diversify their investments, including amounts invested in the Company’s common stock, or request a distribution from the 401(k) plans. Participants will not be able to effectuate these transactions in Company stock in the 401(k) plans for the period starting at 4:00 p.m. (Eastern Time) on December 28, 2015 and ending during the week beginning January 17, 2016. This period is referred to as the “Blackout Period.”

Pursuant to Rule 104(b)(1)(iv)(B) of Regulation BTR, directors and executive officers may obtain, without charge, information as to whether the Blackout Period has begun or ended. During the Blackout Period and for a period or two years after the ending date of the Blackout Period, Company shareholders or other interested persons may obtain, without charge, the actual beginning and ending dates of the Blackout Period by contacting Robert B. McIntosh, Secretary, WestRock Company, 504 Thrasher Street, Norcross, Georgia 30071.

On November 30, 2015, the Company sent a blackout trading restriction notice (the “BTR Notice”) to its executive officers and directors informing them that, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and the SEC’s rules promulgated thereunder, they would be prohibited during the Blackout Period from purchasing and selling shares of the Company’s common stock (including derivative securities pertaining to such shares) acquired in connection with their employment as an executive officer or service as a director.

A copy of the BTR Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Notice to Executive Officers and Directors of WestRock Company regarding the 401(k) Plan Blackout Period and Trading Restrictions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTROCK COMPANY
(Registrant)

Date: December 1, 2015	By:	/s/ Robert B. McIntosh
Robert B. McIntosh
Executive Vice-President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number and Description

99.1	Notice to Executive Officers and Directors of WestRock Company regarding the 401(k) Plan Blackout Period and Trading Restrictions (furnished pursuant to Item 5.04)